JOHN HANCOCK BOND TRUST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK MUNICIPAL SECURITIES TRUST

Supplement dated March 28, 2019 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Effective April 1, 2019, the “Retail Share and Institutional Classes of Non-Municipal Bond Funds” subsection in the “Transfer Agent Services” section is amended and restated as follows:

Retail Share and Institutional Classes of Non-Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class B, Class C, Class ADV, Class I, and Class I2 shares of all non-municipal series of the Trust and of all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all Class A, Class B, Class C, Class ADV, Class I, and Class I2 shares in the aggregate, without regard to fund or class. The Funds do not offer Class I2 or Class ADV shares. John Hancock California Tax-Free Income Fund and Municipal Securities Trust currently do not offer any non-municipal bond funds.

You should read this supplement in conjunction with the SAI and retain it for future reference.